EXHIBIT 10.9(a)

                        AMENDMENT TO EMPLOYMENT AGREEMENT

       THIS AMENDMENT ("Amendment"), dated as of July 1, 2002, to the Employment Agreement, dated as of January 1, 2000, as amended (the "Agreement"), between The Estee Lauder Companies Inc., a Delaware corporation ("the "Company"), and Ronald S. Lauder, a resident of New York, New York (the "Executive").

                              W I T N E S S E T H:

       WHEREAS, the Executive and the Company are parties to the Agreement; and

       WHEREAS, the Company and the Executive wish to amend the Agreement to extend the term and adjust the compensation as set forth herein;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree to amend the Agreement as follows:

1. EMPLOYMENT TERM. The Term of Employment shall end on June 30, 2006 unless terminated sooner pursuant to Section 6 of the Agreement.

2. BASE SALARY. For the fiscal year ending June 30, 2003, Base Salary shall be paid to the Executive at a rate equal to $380,000 per year. For Contract Years beginning after June 30, 2003, Base Salary shall be paid to the Executive at a rate equal to $400,000 per year. Each rate shall be "Base Salary" for the respective Contract Year.

3. TERMINATION WITHOUT CAUSE. The date in section 6(c) of the Agreement shall be changed from June 30, 2005 to June 30, 2006.

4.     MISCELLANEOUS.

              a. Except as provided above, all other terms and conditions of the Agreement shall remain the same.

              b. Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement, except to the extent the term is modified herein.

              c. This Amendment shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein.

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       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                         THE ESTEE LAUDER COMPANIES INC.


                                         By: /s/ ANDREW J. CAVANAUGH
                                             -----------------------------------
                                                 Name:  Andrew J. Cavanaugh
                                                 Title: Senior Vice President -
                                                        Global Human Resources

                                         /s/ RONALD S. LAUDER
                                         ---------------------------------------
                                                Ronald S. Lauder


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